EXHIBIT 99.2






                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the 1st Source Corporation Employees' Profit Sharing Plan and Trust (the Plan) Annual Report on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Larry E. Lentych, Chief Financial Officer of 1st Source Corporation, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.


By:


/s/ Larry E. Lentych
--------------------------------------
Larry E. Lentych
Chief  Financial Officer
June 27, 2003




A signed original of this written statement has been provided to 1st Source and will be retained by 1st Source and furnished to the Securities and Exchange Commission or its staff upon request.